American Century ETF Trust Statement of Additional Information Supplement Avantis® Emerging Markets ex-China Equity ETF
Supplement dated March 19, 2024 ■ Statement of Additional Information dated January 1, 2024

The following replaces the information for Avantis Emerging Markets ex-China Equity ETF in the Creation and Redemption of Creation Units section on page 36:

Fund	Shares Per Creation Unit
Avantis Emerging Markets ex-China Equity ETF	60,000

The following replaces the information for Avantis Emerging Markets ex-China Equity ETF in the Costs Associated with Creation Transactions table in the Creation and Redemption of Creation Units section on page 40:

Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations[1]
Avantis Emerging Markets ex-China Equity ETF	$1,750	7%
1 As a percentage of the NAV per Creation Unit.

The following replaces the information for Avantis Emerging Markets ex-China Equity ETF in the Costs Associated with Redemption Transactions table in the Creation and Redemption of Creation Units section on page 42:

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions[1]
Avantis Emerging Markets ex-China Equity ETF	$1,750	2%
1 As a percentage of the NAV per Creation Unit, inclusive of the standard redemption transaction fee.

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